MERRILL LYNCH
ARIZONA
MUNICIPAL
BOND FUND














FUND LOGO











Semi-Annual Report

January 31, 1997

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863
















This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS


The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the last six months, US Treasury bond yields declined approximately 15 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds were underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds were issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline, as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion--$175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion-$185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, Merrill Lynch Arizona Municipal Bond Fund primarily maintained a low cash reserve to augment shareholder income as much as possible. This strategy put the Fund in a good position to fully participate in the fall rally of interest rates.

Strong demand for Arizona municipal bonds, from both retail and institutional investors, and a lack of supply helped Arizona municipal bonds outperform relative to the general municipal bond marketplace. We continue to put a heavy emphasis on quality, with 85% of the portfolio being rated A or better by at least one of the major rating agencies. As an actively managed mutual fund, we took steps to reduce our near-term callable bond exposure in an effort to ensure the potential for a generous tax-exempt income stream for years to come.

Looking forward, we will continue to monitor signs of economic growth or a possible slowdown in the economy. In addition, we are interested to see if a balanced Federal budget can be achieved this year. Should this occur, it would be a positive backdrop for long-term interest rates, and we would adopt a more aggressive strategy for the Fund to seek to enhance its total return potential.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arizona
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager




February 26, 1997




PERFORMANCE DATA



About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)

Recent Performance Results
                                                                               12 Month    3 Month
                                                1/31/97  10/31/96   1/31/96    % Change    % Change
Class A Shares*                                 $10.60    $10.61     $10.96      -3.28%     -0.09%
Class B Shares*                                  10.60     10.61      10.96      -3.28      -0.09
Class C Shares*                                  10.59     10.61      10.95      -3.29      -0.19
Class D Shares*                                  10.59     10.60      10.95      -3.29      -0.09
Class A Shares--Total Return*                                                    +1.86(1)   +1.24(2)
Class B Shares--Total Return*                                                    +1.34(3)   +1.11(4)
Class C Shares--Total Return*                                                    +1.23(5)   +0.99(6)
Class D Shares--Total Return*                                                    +1.75(7)   +1.22(8)
Class A Shares--Standardized 30-day Yield         4.44%
Class B Shares--Standardized 30-day Yield         4.11%
Class C Shares--Standardized 30-day Yield         4.02%
Class D Shares--Standardized 30-day Yield         4.34%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.553 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.147 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.499 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.488 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.542 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.144 per share ordinary income dividends.



Performance Summary--Class A Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed          Dividends Paid*      % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.052           + 2.92%
1992                      10.24        10.49           --                    0.741           +10.01
1993                      10.49        11.07         $0.065                  0.739           +13.48
1994                      11.07         9.79          0.054                  0.568           - 6.03
1995                       9.79        10.98           --                    0.545           +18.11
1996                      10.98        10.65           --                    0.545           + 2.09
1/1/97--1/31/97           10.65        10.60           --                    0.040           - 0.01
                                                     ------                 ------
                                               Total $0.119           Total $3.230

                                                      Cumulative total return as of 1/31/97: +45.58%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed           Dividends Paid*     % Change**
11/29/91--12/31/91       $10.00       $10.24           --                   $0.047           + 2.87%
1992                      10.24        10.49           --                    0.688           + 9.45
1993                      10.49        11.07         $0.065                  0.684           +12.91
1994                      11.07         9.79          0.054                  0.516           - 6.50
1995                       9.79        10.98           --                    0.492           +17.52
1996                      10.98        10.65           --                    0.491           + 1.58
1/1/97--1/31/97           10.65        10.60           --                    0.036           - 0.05
                                                     ------                 ------
                                               Total $0.119           Total $2.954

                                                      Cumulative total return as of 1/31/97: +41.82%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class C Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed           Dividends Paid*     % Change**
10/21/94--12/31/94       $10.05       $ 9.79         $0.054                 $0.091           - 1.13%
1995                       9.79        10.98           --                    0.480           +17.39
1996                      10.98        10.65           --                    0.480           + 1.48
1/1/97--1/31/97           10.65        10.59           --                    0.035           - 0.15
                                                     ------                 ------
                                               Total $0.054           Total $1.086

                                                      Cumulative total return as of 1/31/97: +17.60%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                         Net Asset Value         Capital Gains
Period Covered        Beginning       Ending      Distributed           Dividends Paid*     % Change**
10/21/94--12/31/94       $10.05       $ 9.78         $0.054                 $0.107           - 1.07%
1995                       9.78        10.97           --                    0.534           +18.01
1996                      10.97        10.64           --                    0.534           + 1.99
1/1/97--1/31/97           10.64        10.59           --                    0.039           - 0.02
                                                     ------                 ------
                                               Total $0.054           Total $1.214

                                                      Cumulative total return as of 1/31/97: +19.05%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/96                        +2.09%         -1.99%
Five Years Ended 12/31/96                  +7.18          +6.31
Inception (11/29/91)
through 12/31/96                           +7.66          +6.80

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/96                        +1.58%         -2.30%
Five Years Ended 12/31/96                  +6.64          +6.64
Inception (11/29/91)
through 12/31/96                           +7.12          +7.12

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to
  0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/96                        +1.48%         +0.51%
Inception (10/21/94)
through 12/31/96                           +7.74          +7.74

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to
  0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/96                        +1.99%         -2.09%
Inception (10/21/94)
through 12/31/96                           +8.28          +6.28

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.








PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
LEVRRS    Leveraged Reverse Rate Securities
PCR       Pollution Control Revenue Bonds
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes
YCN       Yield Curve Notes




SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                     (Note 1a)

Arizona--89.7%
                            Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                            Bonds, AMT, Series B:
NR*       A    $  1,600       7% due 3/01/2003                                                                  $  1,730
NR*       A       1,100       7% due 3/01/2005                                                                     1,166

NR*       A         750     Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                            Bonds, AMT, Sub-Series, 6.625% due 9/01/2005                                             791

                            Arizona Health Facilities Authority, Hospital Systems Revenue Bonds:
AAA       Aaa     1,000       (Northern Arizona Healthcare), Series A, 5.25% due 10/01/2026 (d)                      940
NR*       Aaa     2,245       Refunding (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                    2,524

AA        Aa      1,660     Arizona State Transportation Board, Highway Revenue Refunding Bonds,
                            Sub-Series A, 5% due 7/01/2010                                                         1,623

AA+       Aa1     2,000     Arizona State Wastewater Management Authority, Wastewater Treatment Financial
                            Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011                        2,208

NR*       Aa      2,000     Arizona Student Loan Acquisition Authority, Student Loan Revenue Bonds, AMT,
                            Senior Series B, 6.60% due 5/01/2010                                                   2,122

AAA       Aaa       700     Avondale, Arizona, Municipal Development Corporation, Municipal Facilities
                            Revenue Bonds, 6.625% due 7/01/2001 (d)(h)                                               767

                            Chandler, Arizona, Water and Sewer Revenue Bonds (d):
AAA       Aaa     1,000       6.50% due 7/01/2014                                                                  1,088
AAA       Aaa     1,000       5.25% due 7/01/2016                                                                    969

                            Coconino and Yavapai Counties, Arizona, Joint Unified School District No. 9,
                            GO (Sedona Oak Creek), UT, Series A (i):
A-        Baa1      200       6.70% due 7/01/2006                                                                    214
A-        Baa1      250       6.75% due 7/01/2007                                                                    268

BBB-      NR*     1,750     Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada Power Co.
                            Project), AMT, 6.375% due 10/01/2036                                                   1,762

AAA       Aaa     3,620     Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due 7/01/2022 (b)     3,936

                            Glendale, Arizona, IDA, Educational Facilities Revenue Refunding Bonds
                            (American Graduate School International) (g):
AAA       NR*     1,000       7.125% due 7/01/2005 (h)                                                             1,165
AAA       NR*       500       5.875% due 7/01/2015                                                                   508

AAA       Aaa     2,250     Maricopa County, Arizona, Elementary School District No. 38 (Madison), UT,
                            Series A, 5% due 7/01/2014 (b)                                                         2,130

AAA       Aaa     4,500     Maricopa County, Arizona, Elementary School District No. 68, Revenue Refunding
                            Bonds (Alhambra), UT, Series A, 6.75% due 7/01/2014 (f)                                4,992

AAA       Aaa     2,000     Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Saint Joseph's
                            Care Center Project), Series A, 7.75% due 7/01/2020 (d)                                2,220

                            Maricopa County, Arizona, IDA, Hospital Facilities Revenue Refunding Bonds:
AAA       Aaa     2,800       (John C. Lincoln Hospital), 7.50% due 12/01/2013 (c)                                 3,111
AAA       Aaa       750       (Samaritan Health Services), Series A, 7% due 12/01/2013 (d)                           820

                            Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+       P1        700       (Arizona Public Service Co.), VRDN, Series C, 3.65% due 5/01/2029 (e)                  700
BB+       Ba1     1,500       (Public Service Company of New Mexico Project), Series A, 6.30% due 12/01/2026       1,510

AAA       Aaa     3,100     Maricopa County, Arizona, Unified School District No. 69, Paradise Valley,
                            Project of 1994, UT, Series B, 5.25% due 7/01/2015 (d)                                 2,993

AAA       Aaa     1,000     Mohave County, Arizona, IDA, Hospital System Revenue Bonds (Baptist Hospital),
                            5.75% due 9/01/2026 (d)                                                                1,004



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P      Moody's   Face                                                                                           Value
Ratings  Ratings  Amount                              Issue                                                     (Note 1a)

Arizona (concluded)
NR*       NR*  $  2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT, 6.70%
                            due 3/01/2020                                                                       $  2,138

AAA       Aaa     1,325     Mohave County, Arizona, Unified High School District No. 30 (Mohave), GO,
                            UT, Series B, 6.70% due 7/01/2001 (b)(h)                                               1,456

                            Peoria, Arizona, Improvement District No. 8801, Special Assessment Bonds
                            (North Valley Power Center):
BBB       NR*       200       7.30% due 1/01/2009                                                                    218
BBB       NR*       395       7.30% due 1/01/2011                                                                    428

                            Peoria, Arizona, Improvement District No. 8802, Special Assessment Bonds:
BBB       NR*       430       7.20% due 1/01/2010                                                                    466
BBB       NR*       510       7.20% due 1/01/2013                                                                    554

AAA       Aaa     1,000     Peoria, Arizona, Water and Sewer Revenue Refunding Bonds, 6.625% due 7/01/2006 (b)     1,068

AAA       Aaa     2,000     Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities Excise
                            Tax Revenue Bonds, 6.90% due 7/01/2021 (d)                                             2,237

                            Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue Bonds,
                            Junior Lien:
AA-       Aa      1,000       5.60% due 7/01/2017                                                                    998
AA-       Aa      1,600       5.60% due 7/01/2018                                                                  1,594
AA-       Aa      1,250       6% due 7/01/2019                                                                     1,277

AA+       Aa1     1,400     Phoenix, Arizona, GO, Refunding, UT, Series A, 6.25% due 7/01/2017                     1,531

AAA       Aaa       950     Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due 7/01/2015 (b)           1,030

BBB       NR*       750     Prescott Valley, Arizona, Improvement District, Special Assessment Sewer
                            Collection System, Roadway Repair Revenue Bonds, 7.90% due 1/01/2012                     837

AA        Aa      4,000     Salt River Project, Arizona, Agricultural Improvement and Power District,
                            Electric System Revenue Bonds, Series A, 6.50% due 1/01/2022                           4,256

BBB       NR*     1,600     Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                       1,714

AAA       Aaa       500     Tucson, Arizona, Airport Authority Revenue Bonds, AMT, Series B, 7.25% due
                            6/01/2020 (d)                                                                            546

                            Tucson, Arizona, Water Revenue Bonds:
A+        A1      1,250       Refunding, 6.50% due 7/01/2016                                                       1,334
A+        NR*     1,650       Series D, 6.75% due 7/01/2001 (h)                                                    1,827

                            University of Arizona Revenue Bonds:
AA        A1      2,000       Refunding, Series A, 6.20% due 6/01/2016                                             2,175
AA        NR*     1,570       Series B, 6.90% due 6/01/2000 (h)                                                    1,719

Puerto Rico--9.6%

A         Baa1    4,000     Puerto Rico Commonwealth, GO, 5.40% due 7/01/2025                                      3,773

AAA       Aaa     2,000     Puerto Rico Commonwealth, YCN, 7.71% due 7/01/2020 (a)(c)                              2,050

AAA       Aaa     1,900     Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                            7.906% due 7/01/2023 (a)(c)                                                            1,981


Total Investments (Cost--$75,852)--99.3%                                                                          80,468

Other Assets Less Liabilities--0.7%                                                                                  533
                                                                                                                 -------
Net Assets--100.0%                                                                                               $81,001
                                                                                                                 =======

  *Not Rated.
(a)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(f)AMBAC Insured.
(g)Insured by Connie Lee.
(h)Prerefunded.
(i)Bank Qualified.

   See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:             Investments, at value (identified cost--$75,852,275) (Note 1a)                          $ 80,467,980
                    Cash                                                                                          57,019
                    Receivables:
                      Interest                                                             $    752,968
                      Beneficial interest sold                                                   62,440          815,408
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       4,868
                    Prepaid expenses and other assets (Note 1e)                                                    2,150
                                                                                                            ------------
                    Total assets                                                                              81,347,425
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              154,510
                      Dividends to shareholders (Note 1f)                                        65,190
                      Investment adviser (Note 2)                                                39,287
                      Distributor (Note 2)                                                       28,896          287,883
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        58,051
                                                                                                            ------------
                    Total liabilities                                                                            345,934
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 81,001,491
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    134,660
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                  599,659
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   11,699
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   18,414
                    Paid-in capital in excess of par                                                          77,752,431
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,131,077)
                    Unrealized appreciation on investments--net                                                4,615,705
                                                                                                            ------------
                    Net assets                                                                              $ 81,001,491
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $14,268,897 and 1,346,595 shares
                    of beneficial interest outstanding                                                      $      10.60
                                                                                                            ============
                    Class B--Based on net assets of $63,543,962 and 5,996,587 shares
                    of beneficial interest outstanding                                                      $      10.60
                                                                                                            ============
                    Class C--Based on net assets of $1,239,210 and 116,989 shares
                    of beneficial interest outstanding                                                      $      10.59
                                                                                                            ============
                    Class D--Based on net assets of $1,949,422 and 184,144 shares
                    of beneficial interest outstanding                                                      $      10.59
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statement of Operations

                                                                               For the Six Months Ended January 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  2,529,890
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    234,015
                    Account maintenance and distribution fees--Class B (Note 2)                 167,530
                    Professional fees                                                            27,421
                    Accounting services (Note 2)                                                 26,135
                    Printing and shareholder reports                                             14,717
                    Transfer agent fees--Class B (Note 2)                                        14,404
                    Registration fees (Note 1e)                                                   7,557
                    Account maintenance and distribution fees--Class C (Note 2)                   4,257
                    Pricing fees                                                                  3,235
                    Custodian fees                                                                2,970
                    Transfer agent fees--Class A (Note 2)                                         2,552
                    Amortization of organization expenses (Note 1e)                               2,438
                    Trustees' fees and expenses                                                   2,230
                    Account maintenance fees--Class D (Note 2)                                    1,022
                    Transfer agent fees--Class D (Note 2)                                           357
                    Transfer agent fees--Class C (Note 2)                                           306
                    Other                                                                         1,763
                                                                                           ------------
                    Total expenses                                                                               512,909
                                                                                                            ------------
                    Investment income--net                                                                     2,016,981
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             16,191
Unrealized Gain on  Change in unrealized appreciation on investments--net                                        452,077
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  2,485,249
                                                                                                            ============


                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                              1997             1996
Operations:         Investment income--net                                                 $  2,016,981     $  4,136,261
                    Realized gain on investments--net                                            16,191          375,382
                    Change in unrealized appreciation on investments--net                       452,077          351,174
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,485,249        4,862,817
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (376,780)        (769,592)
(Note 1f):            Class B                                                                (1,556,338)      (3,253,699)
                      Class C                                                                   (32,231)         (57,446)
                      Class D                                                                   (51,632)         (55,524)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (2,016,981)      (4,136,261)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (4,322,128)      (4,200,184)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (3,853,860)      (3,473,628)
                    Beginning of period                                                      84,855,351       88,328,979
                                                                                           ============     ============
                    End of period                                                          $ 81,001,491     $ 84,855,351
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                            Class A
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1997        1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  10.54   $  10.46  $  10.40  $  11.01   $  10.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .54       .55       .57        .60
                    Realized and unrealized gain (loss) on
                    investments--net                                       .06        .08       .11      (.39)       .39
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .34        .62       .66       .18        .99
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.54)     (.55)     (.57)      (.60)
                      Realized gain on investments--net                     --         --      (.01)     (.22)      (.12)
                      In excess of realized gain on
                      investments--net                                      --         --      (.04)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.28)      (.54)     (.60)     (.79)      (.72)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.60   $  10.54  $  10.46  $  10.40   $  11.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.24%+++   6.04%     6.76%     1.62%      9.62%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .79%*      .79%      .80%      .56%       .41%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .79%*      .79%      .83%      .80%       .81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.15%*     5.09%     5.44%     5.32%      5.57%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 14,269   $ 14,988  $ 14,893  $ 18,363   $ 17,988
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.69%     36.39%    62.65%    53.35%     73.48%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                            Class B
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                 1997        1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  10.54   $  10.46  $  10.40  $  11.01   $  10.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .49       .50       .52        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .06        .08       .11      (.39)       .39
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .31        .57       .61       .13        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.25)      (.49)     (.50)     (.52)      (.54)
                      Realized gain on investments--net                     --         --      (.01)     (.22)      (.12)
                      In excess of realized gain on
                      investments--net                                      --         --      (.04)       --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.25)      (.49)     (.55)     (.74)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.60   $  10.54  $  10.46  $  10.40   $  11.01
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   2.97%+++   5.49%     6.22%     1.11%      9.07%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.30%*     1.30%     1.31%     1.07%       .92%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.30%*     1.30%     1.33%     1.30%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.64%*     4.59%     4.92%     4.82%      5.06%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $ 63,544   $ 66,497  $ 72,090  $ 80,616   $ 81,078
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.69%     36.39%    62.65%    53.35%     73.48%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                         Class C                       Class D
                                                            For the               For the   For the              For the
                                                              Six      For the     Period     Six     For the     Period
The following per share data and ratios have been derived    Months      Year     Oct. 21,   Months     Year     Oct. 21,
from information provided in the financial statements.       Ended      Ended    1994++ to   Ended     Ended    1994++ to
                                                            Jan. 31,   July 31,   July 31,  Jan. 31,  July 31,   July 31,
Increase (Decrease) in Net Asset Value:                       1997       1996       1995      1997      1996       1995
Per Share           Net asset value, beginning of
Operating           period                                 $  10.54   $  10.46   $  10.05  $  10.53  $  10.45   $  10.05
Performance:                                               --------   --------   --------  --------  --------   --------
                    Investment income--net                      .25        .48        .37       .27       .53        .42
                    Realized and unrealized gain on
                    investments--net                            .05        .08        .46       .06       .08        .45
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations            .30        .56        .83       .33       .61        .87
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions
                      Investment income--net                   (.25)      (.48)      (.37)     (.27)     (.53)      (.42)
                      Realized gain on investments--net          --         --       (.01)       --        --       (.01)
                      In excess of realized gain on
                      investments--net                           --         --       (.04)       --        --       (.04)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.25)      (.48)      (.42)     (.27)     (.53)      (.47)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  10.59   $  10.54   $  10.46  $  10.59  $  10.53   $  10.45
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share        2.83%+++   5.38%      8.53%+++  3.19%+++  5.93%      8.92%+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement            1.40%*     1.40%      1.43%*     .89%*     .89%       .93%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Expenses                                  1.40%*     1.40%      1.43%*     .89%*     .89%       .93%*
                                                           ========   ========   ========  ========  ========   ========
                    Investment income--net                    4.54%*     4.49%      4.58%*    5.05%*    5.01%      5.23%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  1,239   $  1,499   $    729  $  1,949  $  1,871   $    617
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       19.69%     36.39%     62.65%    19.69%    36.39%     62.65%
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.




NOTES TO FINANCIAL STATEMENTS (concluded)



(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                $1,748         $1,543
Class D                                $  338         $3,531


For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $68,649 and $10 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $15,957,931 and $18,408,080, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:

                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $    429,654   $  4,615,705
Financial futures contracts          (413,463)            --
                                 ------------   ------------
Total                            $     16,191   $  4,615,705
                                 ============   ============

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $4,615,705, of which $4,658,421 related to appreciated securities and $42,716 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $75,852,275.




4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $4,322,128 and $4,200,184 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            61,328   $    650,073
Shares issued to shareholders
in reinvestment of dividends           19,127        202,463
                                 ------------   ------------
Total issued                           80,455        852,536
Shares redeemed                      (156,046)    (1,648,441)
                                 ------------   ------------
Net decrease                          (75,591)  $   (795,905)
                                 ============   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           158,471   $  1,664,285
Shares issued to shareholders
in reinvestment of dividends           37,815        403,055
                                 ------------   ------------
Total issued                          196,286      2,067,340
Shares redeemed                      (197,525)    (2,098,198)
                                 ------------   ------------
Net decrease                           (1,239)  $    (30,858)
                                 ============   ============



Class B Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                           396,961   $  4,197,428
Shares issued to shareholders
in reinvestment of dividends           60,369        639,091
                                 ------------   ------------
Total issued                          457,330      4,836,519
Automatic conversion
of shares                             (21,596)      (228,495)
Shares redeemed                      (748,830)    (7,934,907)
                                 ------------   ------------
Net decrease                         (313,096)  $ (3,326,883)
                                 ============   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,176,459   $ 12,522,295
Shares issued to shareholders
in reinvestment of dividends          121,346      1,293,460
                                 ------------   ------------
Total issued                        1,297,805     13,815,755
Automatic conversion of
shares                                (32,533)      (348,316)
Shares redeemed                    (1,845,769)   (19,662,985)
                                 ------------   ------------
Net decrease                         (580,497)  $ (6,195,546)
                                 ============   ============



Class C Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            25,634   $    270,154
Shares issued to shareholders
in reinvestment of dividends            2,059         21,774
                                 ------------   ------------
Total issued                           27,693        291,928
Shares redeemed                       (53,028)      (559,773)
                                 ------------   ------------
Net decrease                          (25,335)  $   (267,845)
                                 ============   ============



Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            89,888   $    953,026
Shares issued to shareholders
in reinvestment of dividends            3,816         40,631
                                 ------------   ------------
Total issued                           93,704        993,657
Shares redeemed                       (21,076)      (224,505)
                                 ------------   ------------
Net increase                           72,628   $    769,152
                                 ============   ============

Class D Shares for the Six Months                   Dollar
Ended January 31, 1997                Shares        Amount

Shares sold                            23,618   $    250,248
Automatic conversion
of shares                              21,615        228,495
Shares issued to shareholders
in reinvestment of dividends            2,421         25,603
                                 ------------   ------------
Total issued                           47,654        504,346
Shares redeemed                       (41,187)      (435,841)
                                 ------------   ------------
Net increase                            6,467   $     68,505
                                 ============   ============



Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           101,332   $  1,072,810
Automatic conversion
of shares                              32,564        348,316
Shares issued to shareholders
in reinvestment of dividends            2,352         25,016
                                 ------------   ------------
Total issued                          136,248      1,446,142
Shares redeemed                       (17,616)      (189,074)
                                 ------------   ------------
Net increase                          118,632   $  1,257,068
                                 ============   ============


5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,068,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.